Exhibit 99.2

                                                    Attachment I


Merrill Lynch & Co., Inc.

Preliminary Unaudited Earnings Summary

                                    For the Three
                                    Months Ended     Percent Inc/(Dec)
                                -------------------- ----------------
                                 June  March   June    2Q03    2Q03
(in millions, except              27,    28,    28,     vs.     vs.
 per share amounts)              2003   2003   2002    1Q03    2Q02
                                -------------------- ------- --------

Net Revenues
  Commissions                   $1,044 $1,069 $1,212  (2.3)%   (13.9)%
  Principal transactions         1,100  1,010    728   8.9      51.1
  Investment banking
      Underwriting                 565    368    501  53.5      12.8
      Strategic advisory           133    125    194   6.4     (31.4)
  Asset management and
   portfolio service fees        1,154  1,127  1,298   2.4     (11.1)
  Other                            271    205    219  32.2      23.7
                                ------ ------ ------
    Subtotal                     4,267  3,904  4,152   9.3       2.8

  Interest and dividend revenues 3,028  3,021  3,198   0.2      (5.3)
  Less interest expense          1,976  2,071  2,399  (4.6)    (17.6)
                                ------ ------ ------
    Net interest profit          1,052    950    799  10.7      31.7
                                ------ ------ ------

  Total Net Revenues             5,319  4,854  4,951   9.6       7.4
                                ------ ------ ------

Non-Interest Expenses
  Compensation and benefits      2,678  2,496  2,569   7.3       4.2
  Communications and technology    357    403    412 (11.4)    (13.3)
  Occupancy and
   related depreciation            221    216    228   2.3      (3.1)
  Brokerage, clearing,
   and exchange fees               169    170    172  (0.6)     (1.7)
  Advertising and
   market development              113    121    151  (6.6)    (25.2)
  Professional fees                140    144    132  (2.8)      6.1
  Office supplies and postage       50     58     65 (13.8)    (23.1)
  Other                            186    224    163 (17.0)     14.1
  Research and other
   settlement-related expenses       -      -    111   N/M    (100.0)
  Net recoveries
   related to September 11         (61)     -      -   N/M       N/M
                                ------ ------ ------

  Total Non-Interest Expenses    3,853  3,832  4,003   0.5      (3.7)
                                ------ ------ ------

Earnings Before Income
 Taxes and Dividends on
 Preferred Securities
 Issued by Subsidiaries          1,466  1,022    948  43.4      54.6

Income tax expense                 398    289    267  37.7      49.1

Dividends on preferred
 securities issued
 by subsidiaries                    47     48     47  (2.1)        -
                                ------ ------ ------

Net Earnings                    $1,021   $685   $634  49.1      61.0
                                ====== ====== ======

Preferred Stock Dividends          $10     $9    $10  11.1         -
                                ====== ====== ======

Earnings Per Common Share
  Basic                          $1.13  $0.76  $0.72  48.7      56.9
  Diluted                        $1.05  $0.72  $0.66  45.8      59.1

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                          897.2  887.6  861.7   1.1       4.1
  Diluted                        965.3  939.2  942.6   2.8       2.4

Annualized Return on
 Average Common Equity            17.0%  11.8%  12.0%
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                    Attachment II


Merrill Lynch & Co., Inc.


Preliminary Unaudited Earnings Summary

                                             For the Six
                                             Months Ended
                                            -------------
(in millions, except                         June    June
  per share amounts)                          27,     28,   Percent
                                             2003    2002   Inc/(Dec)
                                            ------- -----   ---------
Net Revenues
  Commissions                               $2,113  $2,454     (13.9)%
  Principal transactions                     2,110   1,605      31.5
  Investment banking
      Underwriting                             933     967      (3.5)
      Strategic advisory                       258     377     (31.6)
  Asset management and
   portfolio service fees                    2,281   2,591     (12.0)
  Other                                        476     438       8.7
                                            ------- -------
    Subtotal                                 8,171   8,432      (3.1)

  Interest and dividend revenues             6,049   6,482      (6.7)
  Less interest expense                      4,047   4,873     (17.0)
                                            ------- -------
    Net interest profit                      2,002   1,609      24.4
                                            ------- -------

  Total Net Revenues                        10,173  10,041       1.3
                                            ------- -------

Non-Interest Expenses
  Compensation and benefits                  5,174   5,215      (0.8)
  Communications and technology                760     886     (14.2)
  Occupancy and related depreciation           437     466      (6.2)
  Brokerage, clearing, and exchange fees       339     370      (8.4)
  Advertising and market development           234     301     (22.3)
  Professional fees                            284     262       8.4
  Office supplies and postage                  108     134     (19.4)
  Other                                        410     336      22.0
  Research and other
   settlement-related expenses                   -     111    (100.0)
  Net recoveries related to September 11       (61)      -       N/M
                                            ------- -------

  Total Non-Interest Expenses                7,685   8,081      (4.9)
                                            ------- -------
Earnings Before Income Taxes
 and Dividends on Preferred
 Securities Issued by Subsidiaries           2,488   1,960      26.9

Income tax expense                             687     583      17.8

Dividends on preferred
 securities issued by subsidiaries              95      96      (1.0)
                                            ------- -------

Net Earnings                                $1,706  $1,281      33.2
                                            ======= =======

Preferred Stock Dividends                      $19     $19         -
                                            ======= =======

Earnings Per Common Share
  Basic                                      $1.89   $1.47      28.6
  Diluted                                    $1.77   $1.33      33.1

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                      892.4   858.2       4.0
  Diluted                                    952.3   945.9       0.7

Annualized Return on Average Common Equity    14.4%   12.3%
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                    Attachment III


Merrill Lynch & Co., Inc.

Preliminary Segment Data (unaudited)


                        For the Three Months       For the Six Months
                                Ended                     Ended
                      -------------------------    ------------------
(dollars in            June      March    June      June       June
 millions)              27,       28,      28,       27,        28,
                       2003      2003     2002      2003       2002
                      -------   ------   -------   -------    -------
Global Markets &
 Investment Banking

Non-interest
 revenues            $2,154     $1,807 $1,848     $3,961     $3,756
Net interest profit     732        654    462      1,386        938
                    -------     ------ ------    -------    -------
Total net revenues    2,886      2,461  2,310      5,347      4,694
                    -------     ------ ------    -------    -------

Pre-tax earnings      1,113 (a)    789    647      1,902 (a)  1,291

Pre-tax profit margin  38.6%(a)   32.1%  28.0%      35.6%(a)   27.5%
----------------------------------------------------------------------

Global Private Client

Non-interest
 revenues            $1,795     $1,779 $1,922     $3,574     $3,875
Net interest profit     333        322    346        655        692
                    -------     ------ ------    -------    -------
 Total net revenues   2,128      2,101  2,268      4,229      4,567
                    -------     ------ ------    -------    -------

Pre-tax earnings        341        267    340        608        611

Pre-tax profit margin  16.0%      12.7%  15.0%      14.4%      13.4%
----------------------------------------------------------------------

Merrill Lynch
 Investment Managers

Non-interest
 revenues              $325       $330   $406       $655       $845
Net interest profit       5          7      5         12          9
                    -------     ------ ------    -------    -------
 Total net revenues     330        337    411        667        854
                    -------     ------ ------    -------    -------
Pre-tax earnings         67         46     89        113        203

Pre-tax profit margin  20.3%      13.6%  21.7%      16.9%      23.8%
----------------------------------------------------------------------

Corporate

Non-interest
  revenues              $(7)      $(12)  $(24)      $(19)      $(44)
Net interest profit     (18)       (33)   (14)       (51)       (30)
                    -------     ------ ------    -------    -------
Total net revenues      (25)       (45)   (38)       (70)       (74)
                    -------     ------ ------    -------    -------

Pre-tax loss            (55)(b)    (80)  (128)(c)   (135)(b)  (145)(c)
----------------------------------------------------------------------

Total

Non-interest
 revenues            $4,267     $3,904 $4,152     $8,171    $8,432
Net interest profit   1,052        950    799      2,002     1,609
                    -------     ------ ------    -------    -------
Total net revenues    5,319      4,854  4,951     10,173     10,041
                    -------     ------ ------    -------    -------

Pre-tax earnings      1,466 (d)  1,022    948 (e)  2,488 (d) 1,960 (e)

Pre-tax profit margin 27.6%(d)   21.1%  19.1%(e)   24.5%(d)  19.5% (e)
----------------------------------------------------------------------

Note: Certain prior period amounts have been restated to conform to the current period presentation.

    (a) Includes the impact of an insurance recovery related to September 11 of $75 million which is recorded as a contra-expense. Excluding this item, GMI's pre-tax earnings were $1,038 million ($1,113 million minus $75 million) and GMI's pre-tax profit margin was 36.0% ($1,038 million/$2,886 million). For the year-to-date period, excluding this item, GMI's pre-tax earnings were $1,827 million ($1,902 million minus $75 million) and GMI's pre-tax profit margin was 34.2% ($1,827 million/$5,347 million).
    (b) Includes September 11- related expenses of $14 million.
    (c) Includes research settlement-related expenses of $111 million.
    (d) Excluding the September 11-related items, total pre-tax earnings were $1,405 million ($1,466 million minus $61 million) and total pre-tax profit margin was 26.4% ($1,405 million/$5,319 million). For the year-to-date period, excluding this item, total pre-tax earnings were $2,427 million ($2,488 million minus $61 million) and total pre-tax profit margin was 23.9% ($2,427 million/$10,173 million).
    (e) Includes research settlement-related expenses of $111 million. Excluding this item, total pre-tax earnings were $1,059 million ($948 million plus $111 million) and total pre-tax profit margin was 21.4% ($1,059 million/$4,951 million). For the year-to-date period, excluding this item, total pre-tax earnings were $2,071 million ($1,960 million plus $111 million) and total pre-tax profit margin was 20.6% ($2,071 million/$10,041 million).

                                                    Attachment IV

Merrill Lynch & Co., Inc.


Consolidated Quarterly
Earnings (unaudited)                                     (in millions)

                                     2Q02  3Q02  4Q02  1Q03      2Q03
                                    ----- ----- ----- -----     -----
Net Revenues
  Commissions
      Listed and
       over-the-counter securities   $718  $653  $623  $618      $617
      Mutual funds                    327   277   274   266       234
      Other                           167   195   181   185       193
                                    ----- ----- ----- -----     -----
      Total                         1,212 1,125 1,078 1,069     1,044
  Principal transactions              728   377   358 1,010     1,100
  Investment banking
      Underwriting                    501   329   414   368       565
      Strategic advisory              194   163   163   125       133
                                    ----- ----- ----- -----     -----
      Total                           695   492   577   493       698
  Asset management and
   portfolio service fees
      Asset management fees           430   402   386   385       394
      Portfolio service fees          571   526   480   476       469
      Account fees                    135   138   122   135       136
      Other fees                      162   151   118   131       155
                                    ----- ----- ----- -----     -----
      Total                         1,298 1,217 1,106 1,127     1,154
  Other                               219   165   148   205       271
                                    ----- ----- ----- -----     -----
     Subtotal                       4,152 3,376 3,267 3,904     4,267
  Interest and dividend revenues    3,198 3,484 3,212 3,021     3,028
  Less interest expense             2,399 2,498 2,274 2,071     1,976
                                    ----- ----- ----- -----     -----
     Net interest profit              799   986   938   950     1,052
                                    ----- ----- ----- -----     -----
  Total Net Revenues                4,951 4,362 4,205 4,854     5,319
                                    ----- ----- ----- -----     -----

Non-Interest Expenses
  Compensation and benefits         2,569 2,228 1,983 2,496     2,678
  Communications and technology       412   421   434   403       357
  Occupancy and related depreciation  228   218   225   216       221
  Brokerage, clearing,
   and exchange fees                  172   182   175   170       169
  Advertising and market development  151   125   114   121       113
  Professional fees                   132   135   155   144       140
  Office supplies and postage          65    62    62    58        50
  Other                               163   130   145   224       186
  Research and other
   settlement-related expenses        111     -   180     -         -
  Net recoveries related
   to September 11                      -  (191)  (21)    -       (61)
  Restructuring and other charges       -    (2)   10     -         -
                                    ----- ----- ----- -----     -----
  Total Non-Interest Expenses       4,003 3,308 3,462 3,832     3,853
                                    ----- ----- ----- -----     -----

Earnings Before Income Taxes
 and Dividends on Preferred
 Securities Issued by Subsidiaries    948 1,054   743 1,022     1,466
Income tax expense                    267   313   157   289       398
Dividends on preferred securities
 issued by subsidiaries                47    48    47    48        47
                                    ----- ----- ----- -----     -----

Net Earnings                         $634  $693  $539  $685    $1,021

----------------------------------------------------------------------

Per Common Share Data
                                     2Q02  3Q02  4Q02  1Q03      2Q03
                                    ----- ----- ----- -----     -----

  Earnings - Basic                  $0.72 $0.79 $0.61 $0.76     $1.13
  Earnings - Diluted                 0.66  0.73  0.56  0.72      1.05
  Dividends paid                     0.16  0.16  0.16  0.16      0.16
  Book value
                                    24.46 25.17 25.69 24.97 26.04 est.

----------------------------------------------------------------------
Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                    Attachment V

Merrill Lynch & Co., Inc.


Percentage of Quarterly
Net Revenues (unaudited)

                                     2Q02   3Q02   4Q02   1Q03   2Q03
                                    ------ ------ ------ ------ ------
Net Revenues
  Commissions
      Listed and
       over-the-counter securities   14.5%  15.0%  14.8%  12.7%  11.6%
      Mutual funds                    6.6%   6.4%   6.5%   5.5%   4.4%
      Other                           3.4%   4.4%   4.3%   3.8%   3.6%
                                    ------  -----  -----  ----- ------
      Total                          24.5%  25.8%  25.6%  22.0%  19.6%
  Principal transactions             14.7%   8.6%   8.5%  20.8%  20.7%
  Investment banking
      Underwriting                   10.1%   7.6%   9.8%   7.6%  10.6%
      Strategic advisory              3.9%   3.7%   3.9%   2.6%   2.5%
                                    ------  -----  -----  ----- ------
      Total                          14.0%  11.3%  13.7%  10.2%  13.1%
  Asset management and portfolio
   service fees
      Asset management fees           8.7%   9.2%   9.2%   7.9%   7.4%
      Portfolio service fees         11.5%  12.1%  11.4%   9.8%   8.8%
      Account fees                    2.7%   3.2%   2.9%   2.8%   2.6%
      Other fees                      3.3%   3.4%   2.8%   2.7%   2.9%
                                    ------  -----  -----  ----- ------
      Total                          26.2%  27.9%  26.3%  23.2%  21.7%
  Other                               4.5%   3.8%   3.6%   4.2%   5.1%
                                    ------  -----  -----  ----- ------
     Subtotal                        83.9%  77.4%  77.7%  80.4%  80.2%
  Interest and dividend revenues     64.6%  79.9%  76.4%  62.3%  56.9%
  Less interest expense              48.5%  57.3%  54.1%  42.7%  37.1%
                                    ------  -----  -----  ----- ------
     Net interest profit             16.1%  22.6%  22.3%  19.6%  19.8%
                                    ------  -----  -----  ----- ------
  Total Net Revenues                100.0% 100.0% 100.0% 100.0% 100.0%
                                    ------ ------ ------ ------ ------

Non-Interest Expenses
  Compensation and benefits          51.9%  51.1%  47.2%  51.4%  50.3%
  Communications and technology       8.3%   9.7%  10.3%   8.3%   6.7%
  Occupancy and related depreciation 4.6% 5.0% 5.4% 4.4% 4.2% Brokerage, clearing, and exchange
   fees                               3.5%   4.2%   4.2%   3.5%   3.2%
  Advertising and market development  3.0%   2.9%   2.7%   2.5%   2.1%
  Professional fees                   2.7%   3.1%   3.7%   3.0%   2.6%
  Office supplies and postage         1.3%   1.4%   1.5%   1.2%   0.9%
  Other                               3.3%   2.9%   3.3%   4.6%   3.5%
  Research and other
   settlement-related expenses        2.3%     -    4.3%     -      -
  Net recoveries
   related to September 11              -   -4.4%  -0.5%     -   -1.1%
  Restructuring and other charges       -   -0.1%   0.2%     -      -
                                    ------  -----  -----  ----- ------
  Total Non-Interest Expenses        80.9%  75.8%  82.3%  78.9%  72.4%
                                    ------  -----  -----  ----- ------

Earnings Before Income Taxes and
 Dividends on Preferred Securities
 Issued by Subsidiaries              19.1%  24.2%  17.7%  21.1%  27.6%
Income tax expense                    5.4%   7.2%   3.7%   6.0%   7.5%
Dividends on preferred securities
 issued by subsidiaries               0.9%   1.1%   1.2%   1.0%   0.9%
                                    ------  -----  -----  ----- ------

Net Earnings                         12.8%  15.9% 12.8%  14.1%   19.2%
----------------------------------------------------------------------

Common shares outstanding
(in millions):
                                     2Q02  3Q02  4Q02   1Q03     2Q03
                                     ----  ----  ----   ----     ----
     Weighted-average - basic       861.7  864.6 868.2  887.6   897.2
     Weighted-average - diluted     942.6  934.5 942.9  939.2   965.3
     Period-end                     865.4  869.0 873.8  929.8   935.2
----------------------------------------------------------------------

                                                    Attachment VI

Merrill Lynch & Co., Inc.

Supplemental Data                                (dollars in billions)
 (unaudited)
                       2Q02   3Q02      4Q02     1Q03        2Q03
                      ------ ------    ------   ------      ------
Client Assets
Private Client
 U.S.                 $1,076   $997    $1,021   $1,009      $1,076
 Non - U.S.               94     87        89       86          92
                      ------ ------    ------   ------      ------
Total Private
 Client Assets         1,170  1,084     1,110    1,095       1,168
MLIM direct
 sales (1)               233    205       201      193         205
                      ------ ------    ------   ------      ------
 Total Client Assets  $1,403 $1,289    $1,311   $1,288      $1,373
                      ====== ======    ======   ======      ======

Assets in
 Asset-Priced Accounts  $192   $177      $182     $181        $200

Assets
 Under Management       $499   $452      $462     $442        $471

   Retail                203    182       189      187         195
   Institutional         257    234       235      220         239
   Private Investors      39     36        38       35          37

   U.S.                  319    305       313      303         320
   Non-U.S.              180    147       149      139         151

   Equity                234    190       191      183         209
   Fixed Income          121    119       122      108         108
   Money Market          144    143       149      151         154
----------------------------------------------------------------------

Net New Money

Private Client Accounts
 U.S.                     $4     $4       $11      $(4)        $(2)
 Non-U.S.                  -     (2)        -       (1)          1
                      ------ ------    ------   ------      ------
           Total           4      2        11       (5)         (1)
                      ------ ------    ------   ------      ------

Assets Under Management  $(5)  $(12)       $5     $(11)         $4
                      ------ ------    ------   ------      ------

----------------------------------------------------------------------

Balance Sheet
 Information (estimated)

Commercial Paper
 and Other
 Short-term Borrowings  $6.0   $6.6      $5.4     $3.5        $5.5
Deposits                81.1   80.8      81.8     81.9        80.5
Long-term Borrowings    75.5   73.9      78.5     77.0        79.8
Preferred Securities
 Issued by Subsidiaries  2.7    2.7       2.7      2.7         2.7
Total
 Stockholders' Equity   21.6   22.3      22.9     23.6        24.8
----------------------------------------------------------------------

Global Equity and Equity-
 Linked Underwriting(2)(3)

   Volume                $10     $3        $6       $4          $8
   Market Share          9.4%   5.9%     10.5%     8.0%        7.8%
   Ranking                 3      5         2        5           6

Global Debt
 Underwriting(2)(3)

   Volume                $86    $65       $59      $95         $84
   Market Share          8.3%   7.7%      6.5%     7.1%        6.6%
   Ranking                 3      3         6        3           4

Global Completed Mergers
 and Acquisitions(2)(3)

   Volume                $64    $79      $117      $38         $28
   Market Share         19.8%  23.7%     29.8%    15.7%       10.4%
   Ranking                 4      3         5        3           8
----------------------------------------------------------------------

Full-Time
 Employees(4)         54,400 53,200    50,900   49,600      48,300

Private Client
 Financial Advisors   15,100 14,600    14,000   13,600      13,300
----------------------------------------------------------------------

(1)  Reflects funds managed by MLIM not sold through Private Client channels.
(2) Certain prior period amounts have been restated to conform to the current period presentation.
(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.
(4) Excludes 500, 500, 1,500, 700 and 1,000 full-time employees on salary continuation severance at the end of 2Q03, 1Q03, 4Q02, 3Q02 and 2Q02, respectively.

     For more information, please contact:


     Investor Relations                          Phone:  866-607-1234
     Merrill Lynch & Co., Inc.                   Fax:      212-449-7461
                                                 investor_relations@ml.com
                                                 www.ir.ml.com